THE JPM INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND Supplement dated July 17, 1997 to the Prospectuses dated May 30, 1997:


1.       The fiscal year end of the Fund is changed from July 31 to October 31.

2. The voluntary expense reimbursement in effect from June 1, 1998-November 30, 1998 for the Fund is extended until February 28, 1999.

3.       The following supplements the "Annual Operating Expenses" table in the
 Prospectus:

ANNUAL OPERATING EXPENSES*

Advisory Fees (after expense reimbursement)                      0.13%
Rule 12b-1 Fees                                                  None
Other Expenses (after expense reimbursement)                     None
Service Fees**                                                   0.25%
                                                                 -----

Total Operating Expenses (after expense reimbursement)           0.38%
                                                                 =====

4. The following replaces in its entirety the last two paragraphs under "Expense Table - Annual Operating Expenses" in the Prospectus:

The Total Operating Expenses for the Fund is a blended ratio which is based on the reimbursements in effect from August 1, 1997 through October 31, 1998 and may not necessarily represent the actual amount incurred by a shareholder at any particular time during the periods indicated; the actual amount may be higher or lower than that shown above depending on the date of purchase and length of holding period of Fund shares. Without any expense reimbursements, the Advisory Fee, Estimated Other Expenses and Total Operating Expenses would be equal on an annual basis to 0.20%, 0.26% and 0.71%, respectively, of the average daily net assets of the Fund.

** Under the Trust's Service Plan, up to 0.25% is payable to Service Organizations, as defined below (0.20% in cases where Morgan or an affiliate is the Service Organization). Service Organizations may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. See "Service Organizations." Such fees, if any, will affect the return such customers realize with respect to their investments.

     5. The sub-section entitled "Service Organizations" in the Prospectus is replaced in its entirety with the following:

SERVICE ORGANIZATIONS. The Trust has adopted a Service Plan with respect to Fund shares which authorizes it to compensate Service Organizations, including Morgan and its affiliates, for providing account administration and other services to their customers who are beneficial owners of such shares. The Fund will enter into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organization in an amount up to 0.25 of 1% (0.20 of 1% in cases where Morgan or an affiliate is the Service Organization) on an annualized basis of the average daily net asset value of the shares of the Fund attributable to or held in the name of the Service Organization for its customers. The services provided by a Service Organization may include acting, directly or through an agent, as the sole shareholder of record, maintaining or assisting in maintaining account records for its customers, and processing or assisting in processing orders to purchase and redeem shares for its customers. Holders of shares of the Fund will bear all expenses and fees paid to Service Organizations with respect to such shares as well as any other expenses which are directly attributable to such shares.

Service Organizations may charge other fees to their customers who are the beneficial owners of shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and such fees, if any, will affect an investor's return with respect to an investment in the Fund. Such charges may vary among Service Organizations but in all cases will be retained by the Service Organization and not remitted to the Fund.